SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2008

Asianada, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-136806	98-0539032
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 1, 2008, Asianada, Inc. (the “Company”) entered into an amendment (“Amendment No. 1”) to that certain Management Agreement with Trinad Management, LLC (“Trinad Management”), dated as of July 11, 2007 (the “Management Agreement”). Pursuant to the terms of the Management Agreement, Trinad Management agreed to provide certain management services, including without limitation the sourcing, structuring and negotiation of a potential business combination transaction involving the Company, in consideration for a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad Management in connection with the provision of management services, as disclosed in that Current Report on Form 8-K filed with the Commission on July 17, 2007, which is incorporated by reference herein. The Management Agreement is terminable by either party upon written notice, subject to a termination fee of $1,000,000 upon termination by the Company. Amendment No. 1 provides that payment of the termination fee set forth in Section 7(b) of the Management Agreement may be satisfied by the delivery of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) or other securities that may be issued by the Company in the event the Company consummates a financing in connection with a change of control or similar transaction involving the Company, calculated based on the value of the shares of Common Stock or other securities sold or issued by the Company in such financing transaction. Amendment No. 1 to the Management Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on August 1, 2008, the Company entered into an amendment (“Amendment No. 3”) to that certain letter agreement with Trinad Capital Master Fund, Ltd. (“Trinad”), dated as of July 11, 2007, as subsequently amended on November 15, 2007 and April 18, 2008 (the “Loan Agreement”). Pursuant to the Loan Agreement, Trinad agreed to provide a loan to the Company in the principal amount of $500,000, as disclosed in those Current Reports on Form 8-K filed with the Commission on July 17, 2007, November 15, 2007 and April 24, 2008, which are incorporated by reference herein. Pursuant to Amendment No. 3, the Company and Trinad agreed to (i) increase the principal amount of the loan due thereunder (the “Loan”) to up to $750,000; (ii) increase the entire outstanding principal amount of the Loan and any accrued interest thereon, which shall be due and payable by the Company upon, and not prior to, a Next Financing (as defined in the Loan Agreement), to an amount of not less than $1,000,000, and (iii) provide that Trinad may, at is option, receive any payment of principal and interest due on the Loan in the form of Common Stock or other securities that may be issued by the Company in the event the Company consummates a financing in connection with a change of control or similar transaction involving the Company, calculated based on the value of the shares of Common Stock or other securities sold or issued by the Company in such financing transaction. Amendment No. 3 to the Loan Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits:

Exhibit	Description
10.1	Amendment No. 1 to the Management Agreement, by and between Asianada, Inc. and Trinad Management, LLC, dated August 1, 2008.
10.2	Amendment No. 3 to the Loan Agreement, by and between Asianada Inc. and Trinad Capital Master Fund, Ltd., dated August 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2008

ASIANADA, INC.

By:	/s/ Charles Bentz
Name:	Charles Bentz
Title:	Chief Financial Officer